SUPPLEMENT DATED FEBRUARY 3, 1998 TO PROSPECTUS DATED MAY 1, 1997

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT VARIABLE ANNUITY CONTRACTS

DISCOVERY SELECT/SM/ VARIABLE ANNUITY

The Death Benefit provision on page 13 of your prospectus is replaced in total by the following Death Benefit provision.

DEATH BENEFIT

If the sole or last surviving Annuitant dies prior to the annuity date, Pruco Life will, upon receipt of all of the information necessary to make the payment (including due proof of death and election of a payment option), pay a death benefit to the beneficiary designated by the Contract Owner.

IF THE SOLE OR OLDER ANNUITANT IS AGE 80 WHEN THE DEATH BENEFIT
ENDORSEMENT IS ISSUED ("ENDORSEMENT DATE")

 .   The Death Benefit on or prior to the Contract Anniversary coinciding with or next following his or her 80th birthday is equal to the greater of:

    (1) the Contract Fund value as of the date of due proof of death; and
    (2) the Guaranteed Minimum Death Benefit ("GMDB") as of the date of due proof of death.

 .   The GMDB is calculated daily and is equal to the greater of:

    (1) the 5% annual increase ("Roll-Up"); and
    (2) the highest annual Contract Fund value ("Step-Up").

ROLL-UP

The Roll-Up is equal to the total invested purchase payments (initial and additional) and is increased daily to the date of death at an effective annual interest rate of 5%, until the cap maximum is reached. The cap is equal to the sum of two times each invested purchase payment. The Roll-Up and the cap are proportionally reduced by the effect of withdrawals. Once the cap is reached, the Roll-Up can only be increased by the amount of additional invested purchase payments and will be proportionally reduced by the effect of withdrawals.


DSA-C2
Cat# 42M754F

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STEP-UP

Prior the first Contract Anniversary, the Step-Up is the initial invested purchase payment increased by additional invested purchase payments and proportionally reduced by the effect of withdrawals. The Step-Up for each subsequent Contract Anniversary will be reset to the greater of the Contract Fund value as of that Contract Anniversary and the prior Step-Up. Between Contract Anniversaries, the Step-Up will be increased by invested purchase payments and proportionally reduced by the effect of withdrawals.

After the Contract Anniversary coinciding with or following the Annuitant's 80th birthday, the Death Benefit will equal the greater of:

(1) the Contract Fund value as of the date of due proof of death; and
(2) the GMDB as of the Contract Anniversary coinciding with or next following his or her 80th birthday, increased by additional invested purchase payments and proportionally reduced by the effect of withdrawals since such Contract Anniversary.

IF THE SOLE OR OLDER ANNUITANT IS UNDER AGE 80 OR OVER ON THE ENDORSEMENT DATE, THE DEATH BENEFIT IS EQUAL TO THE GREATER OF:

(1) the Contract Fund value as of the date of due proof of death; and
(2) total invested purchase payments (initial and additional) proportionally reduced by the effect of withdrawals.

For purposes of determining the Death Benefit, "proportionally reduced by the effect of withdrawals" means that withdrawals (including any applicable charges) will reduce other values in the same proportion as they reduce the Contract
Fund value.

IF THE CONTRACT WAS ISSUED PRIOR TO THE ENDORSEMENT DATE:

(1) the initial value of the Roll-Up and the Step-Up is the total invested purchase payments (initial and additional) less total withdrawals (including any applicable charges) as of the issuance of the Endorsement;
                                       ---------
(2) the initial value of the cap will be two times the initial value of the Roll-Up; and
(3) the words, "Prior to the first Contract Anniversary", as used in the description of the Step-Up, means prior to the first Contract Anniversary following the issuance of the Endorsement.

Upon the issuance of the Endorsement, you may not change an Annuitant or Co-Annuitant and may add or remove an Annuitant or Co-Annuitant only with our prior approval

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THE DEATH BENEFIT DESCRIBED IN THIS SUPPLEMENT WILL NOT APPLY TO:

(1) Contracts issued prior to the availability of the Endorsement WHOSE OWNERS DO NOT ELECT TO ATTACH THE ENDORSEMENT TO THEIR CONTRACTS; and
(2) Contracts issued in states in which the Endorsement has not been approved.

In either case, the Contracts will continue to have the Death Benefit calculated as originally described on page 13 of the prospectus.

The Death Benefit described in this Supplement may not be available in your state.

The Death Benefit is payable on the death of the sole or last surviving Annuitant, not the Contract Owner. For a discussion of the required distribution rules, SEE TAXES PAYABLE BY CONTRACT OWNERS, page 16.

The beneficiary may receive this amount in a lump sum or under a payout option. Unless the beneficiary has been irrevocably designated, you may change the beneficiary at any time. If the Annuitant dies after he or she has begun to receive annuity payments, the Death Benefit, if any, will be determined by the type(s) of payout provisions then in effect.

If the annuitant was the sole owner of the Contract, the Annuitant's spouse was the sole beneficiary, and the spouse has an unrestricted right to receive the death benefit in a lump sum, then the spouse has the right to continue the Contract as Annuitant and owner.

PROSPECTUS PROFILE

Please note that upon the issuance of this Endorsement, section 9 of the Profile is no longer applicable to your Death Benefit.